Exhibit 99.2
Quarterly update FY 2008 fourth quarter October 23, 2008 Exhibit 99.2

3 Agenda Introduction Glen Ponczak - Director, Investor Relations Overview Steve Roell - Chairman and Chief Executive Officer Fourth quarter 2008 business results Keith Wandell - President and Chief Operating Officer Financial review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A Johnson Controls, Inc. ("the Company") has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2009 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, liquidity, the ability to execute on restructuring actions according to anticipated timelines and costs as well as other factors discussed in Item 1A of Part II of the Company's most recent Form 10-Q filing (filed August 8, 2008) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

5 2008 Record sales and earnings* Sales up 10% to $38.1 billion Earnings per share from continuing operations up 11% $2.33 in 2008 vs. $2.10 in 2007 Gained market share through innovation, quality, cost Sales Higher Building Efficiency and Power Solutions revenues $9.3 B +3% Earnings per share* $0.73 -6% 2008 fourth quarter Automotive 48% Buildings 37% Power 15% Automotive 28% Buildings 46% Power 26% Sales Earnings *Excluding Q4 restructuring and non-recurring 2007 tax benefits As forecast: Higher commodity costs ($0.06)/share Costs associated with Plastech acquisition ($0.03)/share Thank you to our employees and leadership team 2008

7 2008 accomplishments Building Efficiency Double-digit top line growth Expanded energy efficiency capabilities: alternative energy, advisory services Gridlogix, PWI acquisitions Grew record backlog 12% to $4.7 billion at 9/30/08 Launched new commercial and residential products Power Solutions Increased market share Customer wins, geographic expansion Additional hybrid development contracts Automotive Experience Launched $750 million in new business Record backlog, indicating market share gains 2009 - 2011: $4.5 billion Higher sales in Europe and Asia Improved margin in North America Significant segment income improvements in Asia

9 Environment Markets Strong global demand for energy efficiency, sustainability North American "institutional" building construction still growing North American auto production declines Rapid European auto production downturn Emerging markets slowing but still strong (JCI: $6.5 billion in sales*) Fluctuating commodities and currencies Unprecedented uncertainties *Annual sales, including unconsolidated Johnson Controls Record backlogs Geographic diversity Low cyclicality of some of our businesses Investing for the future Actions to improve cost structure Access to capital / credit ratings

11 Johnson Controls Managing through the current cycle Stay close to our customers to more quickly react to changing markets and needs Further align with the global growth mega trends Leverage talent, technology and processes across the company Execute our growth strategies Use our financial strength to invest in future growth Never sacrifice the long-term to chase short-term performance Continue to improve our cost structure In this environment, we are well-positioned to gain share, improve competitiveness and enhance our market leadership

Fourth quarter 2008
Building Efficiency

	2008	2007	
Net sales	$3.9 B	$3.6 B	+8%

- Double-digit increases in Asia and Middle East for systems and services
- Higher global chiller unit volume
- Strong solutions growth
- Softness in discretionary services
- Global Workplace Solutions (GWS) up 21%
  - New contract wins; expansion with current customers

	2008	2007	
Segment income	$316 M	$316 M	level

- Higher European and international margins
  - Operational improvements
- Lower GWS profitability due to new contract launch costs and a non-recurring benefit in prior year
- Lower systems margins
  - Temporary lag in recovering commodity costs
  - Investments in systems sales force and growth initiatives

Commercial backlog*
$4.7 B +12%

Double-digit increases
- North America
  - U.S. Federal government
  - Higher education
- Europe
- Rest of World

Orders up double-digits
- North America +23%
  - Solutions +41%
- Europe +10%

**at September 30, 2008*

7
Johnson Controls

15 Fourth quarter 2008 Power Solutions 2008 2007 Net sales $1.34 B $1.25 B +7% Higher unit selling prices Unit shipments slightly lower Lower OE auto production Steady aftermarket demand Segment income $142 M $161 M -12% Lead volatility Temporary lag in recovering non-lead commodity increases Resin, sulfuric acid, diesel 2008 sales Aftermarket 75% O.E. 25% Incremental wholesaler volume U.S. and Canada Q4 new business win

17 Fourth quarter 2008 Automotive Experience 2008 2007 Net sales $4.1 B $4.2 B -2% North America: down 12% Industry production down 17% Incremental revenues from Plastech joint venture Europe: up 4% Down 6% excluding FX China revenues up (non-consolidated) Up 26% for full year 2008 Segment income $147 M $183 M -20% Slight loss in North America European margin improvement Cost improvement initiatives Plastech integration costs Significantly higher profitability in China Improved operational performance of joint ventures 2008 sales* North America 34% Europe 50% Asia 15% *Includes unconsolidated sales

19 Fourth quarter 2008 Financial highlights FX - Euro to U.S. Dollar average exchange rate at $1.51 in Q4 2008 vs. $1.37 in 2007 Gross profit - Impact of Plastech joint venture and higher commodity costs (70bps) SG&A - Increase attributable to F/X and addition of Plastech joint venture Equity Income - Improvements in Asian Automotive Experience and Power Solutions joint ventures (in millions) 2008 2007 %change Sales $9,307 $9,011 3% Gross profit % of sales 1,424 15.3% 1,425 15.8% 0% SG&A expenses 850 786 8% Equity income 31 21 48% Segment income $605 $660 -8% % of sales 6.5% 7.3% -80 bps Excl. restructuring

21 Fourth quarter 2008 Financial highlights Financing charges-net - Benefits of de-leveraging partially offset by higher interest rates Income tax provision - No change in 21% tax rate Minority interests - Lower profitability; loss at Plastech joint venture (in millions except per share data) 2008 2008 2007 Segment income $605 $605 $660 Financing charges - net (54) (54) (68) Income before taxes/minority interests 56 551 592 Income tax provision 55 116 124 Minority interests in net earnings of subsidiaries (15) (4) (1) Net income 16 $439 $466 Diluted earnings per share from cont. ops $0.03 $0.73 $0.78 As reported Excl. restructuring Restructuring charge (495)

23 2009 guidance 3% sales decrease Up 2-3% excluding lead and currency Diluted EPS $1.95 - $2.10 Lower net financing charges Comparable effective tax rate $600 - $700 million cash flow After $300 million voluntary pension contribution No change to guidance provided on October 14, 2008 Q1 outlook: Diluted earnings per share of $0.22 - $0.24 per share Improvements in Building Efficiency and Power Solutions Sharply lower automotive production in North America and Europe Impact of restructuring costs Sales Margin Building +7% 6.7 - 7.0% Power -8% 10.9 - 11.1% (+3, ex. lead) Automotive -6% 2 - 2.3% 2009 outlook Full-year

25 Balance sheet Net debt to capitalization ratio approximately 27.5% Working capital neutral despite 10% increase in sales Capital spending in line with full-year guidance $1.9 billion cash from operations, up from 2007 Strong, consistent cash flows Long-standing "A" credit rating Dividends paid since 1887; dividend increased for 33 years Strong balance sheet Liquidity 5 year $2.05B revolver expires December 2011 Minimal debt maturities in next 2 years $1B of additional committed / uncommitted bank lines